UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

HCSB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

                          South Carolina                    000-26995                     57-1079444

                        (State or other                    (Commission               (I.R.S. Employer

                      jurisdiction of                     File Number)              Identification No.)

                         incorporation)

5201 Broad Street, Loris, South Carolina 29569

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (843) 756-6333

Not Applicable

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

      CFR 240. 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17       CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02(c) APPOINTMENT OF EXECUTIVE OFFICER

        On January 2, 2008, HCSB Financial Corporation (the “Company”) and its subsidiary, Horry County State Bank (the “Bank”), announced that Edward L. Loehr, Jr. has been named Chief Financial Officer of the Company and the Bank. Mr. Loehr joined HCSB Financial Corporation in January, 2008 as its Vice President and Chief Financial Officer. Prior to joining the Company, he was employed in South Carolina with Coastal Federal Bank and its successor, BB & T, as Vice President – Treasury. Mr. Loehr has over 24 years of banking experience. He received a B.S. degree in Business Administration from the University of South Carolina in Columbia, South Carolina.

ITEM 5.02(b) DEPARTURE OF DIRECTORS

On January 18, 2008, Mr. Randy B. Hardee, a Director of the Company and the Bank, resigned from his position as Director by correspondence to the Company dated January 18, 2008 due to his relocation to another area of the state. The resignation was effective upon receipt by the Company. The Company does not anticipate filling the vacancy on the board caused by Mr. Hardee’s resignation at this time.

The Board of Directors of the Company is currently made up of 15 members.

ITEM 8.01. OTHER EVENTS

          On January 17, 2008, HCSB Financial Corporation issued a press release announcing its Board of Directors declared a 3% stock dividend payable to shareholders of record as of February 5, 2008. The dividend will be paid on February 15, 2008. Fractional shares will be based on the market value of the common stock on February 5, 2008.

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities-Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors, such as a downtown in the economy, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statement will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans or expectations contemplated by our company will be achieved. We undertake no obligations to publicly update or service any forward-looking statements, whether as a result of new information, future events, or otherwise.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.      Exhibit

             99.1               Dividend Press Release of HCSB Financial Corporation

                                  dated January 23, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    HCSB FINANCIAL CORPORATION

                              By: /s/ James R. Clarkson

                                    Name:  James R. Clarkson
                                             Title:  President & Chief Executive Officer

 Dated: January 28, 2008